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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                FORM 8-K

                             Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               May 2, 1997
                             Date of Report
                   (Date of earliest event reported)



                     Commission file number 0-22418

                               ITRON, INC.
             (Exact name of Registrant as specified in its charter)

         Washington                                  91-1011792
  (State of Incorporation)              (I.R.S. Employer Identification Number)


                            2818 North Sullivan Road
                         Spokane, Washington 99216-1897
                                 (509) 924-9900
  (Address and telephone number of Registrant's principal executive offices)



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Item 5.       Other Events

         On May 2, 1997, Itron, Inc. ("Itron" or the "Company") acquired Design Concepts, Inc. ("DCI") through a merger (the "Merger") of DCI with a wholly owned subsidiary of the Company. Pursuant to the Agreement and Plan of Merger dated April 30, 1997 (the "Merger Agreement"), the Company issued 759,297 shares of unregistered Itron common stock to the shareholders of DCI (the "DCI Shareholders") in exchange for all outstanding shares of DCI. In addition, all outstanding options to purchase DCI shares were converted into options to purchase an aggregate of 19,921 shares of Itron common stock. The Merger was accounted for as a pooling of interests and is treated as a tax-free reorganization. Pursuant to the Merger Agreement and an Escrow Agreement, certificates representing 75,930 of the shares issued in the Merger (the "Escrow Shares") were deposited with Chase Trust Company of California, as escrow agent, in order to compensate Itron for any losses incurred by reason of any breach by DCI of the Merger Agreement (the "Escrow"). The Escrow terminates on May 2, 1998, at which time any Escrow Shares not subject to a disputed claim will be released to the DCI Shareholders.

         In connection with the Merger Agreement, Itron and the DCI Shareholders entered into a Registration Rights Agreement pursuant to which Itron granted to the DCI Shareholders the right to participate in Company registrations occurring on or prior to May 2, 1998. The DCI Shareholders may request inclusion of up to 75,930 shares in such registration.

         DCI, which is headquartered in Boise, Idaho, supplies telephone-based automatic meter reading ("AMR") systems to electric utilities which include features for outage detection and power quality monitoring and time-of-use and hourly consumption reads. DCI has been providing outage detection and power quality monitoring equipment to electric utilities since it was founded in 1990. DCI systems are installed at close to 100 utilities worldwide. DCI's primary product has been the Sentry family of low cost products designed to provide comprehensive power quality information including power outages and under/over voltage conditions. Recently, the Sentry product line was expanded to include an AMR product, the Sentry Series 5. In addition to power quality features, the Series 5 product line incorporates AMR capabilities, including consumption, time-of-use, demand and interval metering.

Item 7:       Exhibits


      Exhibit
       Number         Description
        2.2           Registration Rights Agreement, dated as of May 2, 1997,
                      by and among Itron, Inc. and the former shareholder of Design Concepts, Inc.

The registrant agrees to furnish supplementally any omitted exhibits or schedules to the Commission upon request.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ITRON, INC.
                                  (Registrant)

                                       By:   /s/ David G. Remington
                                             David G. Remington
                                             Chief Financial Officer
                                             (Authorized officer and
                                              Principal Financial Officer)

Dated:  May 27, 1997